March 24, 2017

the DREYFUS Socially responsible growth FUND, inc.

Supplement to Current Statement of Additional Information

At a meeting of shareholders of the fund, shareholders voted to approve (1) certain matters in connection with a recommendation by The Dreyfus Corporation ("Dreyfus"),  the fund's investment adviser, to change the fund's investment strategy to focus on sustainable and environmental, social and governance ("ESG") investing, including removing the current fundamental social investment policy and related fundamental social considerations and changing the fundamental investment objective of the fund, (2) the engagement of Newton Investment Management (North America) Limited, an affiliate of Dreyfus, as sub-adviser for the fund, and (3) a "manager of managers" arrangement for the fund whereby Dreyfus, under certain circumstances, will be able to hire and replace affiliated and unaffiliated sub-advisers for the fund without obtaining shareholder approval, each as described in the supplement to the fund's prospectus dated as of March 24, 2017 (the "Prospectus Supplement").  The Prospectus Supplement supersedes and replaces any contrary information in the SAI.  These and other changes described below will become effective on or about May 1, 2017 (the "Effective Date").  To be consistent with the change to the fund's investment strategy, as of the Effective Date, the fund's name will be changed to "The Dreyfus Sustainable U.S. Equity Portfolio, Inc."  References to The Dreyfus Socially Responsible Growth Fund, Inc. throughout this SAI will be replaced with The Dreyfus Sustainable U.S. Equity Portfolio, Inc.

In addition to the changes described in the Prospectus Supplement, the fund's board and shareholders have approved changing certain of the fund's fundamental investment restrictions to clarify and/or to better align the relevant fundamental investment restrictions with those of other funds in the Dreyfus Family of Funds.  These restrictions pertain to issuer diversification and margin.  These changes also will take effect on the Effective Date.

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As of the Effective Date, the following supersedes and replaces any contrary information in the section of the SAI entitled "Investments, Investment Techniques and Risks":

  The fund is permitted to invest up to 20% of its net assets in the stocks of foreign companies, including up to 10% of its net assets in the securities of issuers in emerging market countries.
  The fund is permitted to engage in foreign currency transactions.
  The fund is permitted to invest in ETFs, ETNs and REITs.
  The fund is permitted to use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indices and foreign currencies), and forward contracts.  The fund, however, may not engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the fund may write and sell covered call option contracts on securities owned by the fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written, and may purchase call options only to close out open positions.
  The fund is not permitted to lend its portfolio securities.

The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders.

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IPSRG-SAISTK-0317-2

The fund's board and shareholders have approved changes to the following Fundamental Policies described under the headings listed below in "Investment Restrictions—Fundamental Policies", as of the Effective Date:

Current Fundamental Policy	Fundamental Policy As of the Effective Date
The fund may not…	The fund may not…
3. Issuer Diversification

Purchase the securities of any issuer if such purchase (1) would cause more than 5% of the value of its total assets to be invested in securities of such issuer (except securities of the U.S. Government or any instrumentality thereof) or (2) would cause the fund to hold more than 10% of the outstanding voting securities of such issuer.

With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

6. Margin
Purchase securities on margin, but the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities

 Nonfundamental Policy:

Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

Other
The fund's special considerations described in the prospectus.	Remove.

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The fund's board has approved a change to the following Nonfundamental Policy described under the heading listed below in "Investment Restrictions—Nonfundamental Policies", as of the Effective Date:

Current Nonfundamental Policy	Nonfundamental Policy As of the Effective Date
The fund may not…	The fund may not…
2. Pledging Assets
Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.

The fund's board has approved adding a Nonfundamental Policy prohibiting the fund from operating as a fund-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, as of the Effective Date.

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As of the Effective Date, the following supersedes and replaces any contrary information in the section of the SAI entitled "Investment Restrictions—Policies Related to Fund Names":

Fund	Investments

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.

Equity securities (or derivative instruments with similar economic characteristics) of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues.

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